Security Information

Security Purchased

CUSIP
281023AS0
Issuer
EDISON MISSION ENERGY

Underwriters
Citigroup, Credit Suisse, DBSI,
Goldman Sachs, JP Morgan, Lehman
Brothers, Merrill Lynch,
RBS Greenwich Capital, UBS

Years of continuous operation,
including predecessors
> 3 years
Security
EIX 7% 5/15/2017

Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer
from which purchased
Citigroup

Firm commitment underwriting?
Yes
Trade date/Date of Offering
5/1/2007

Total amount of offering sold
to QIBs $ 1,200,000,000

Total amount of any concurrent
public offering
Total$ 1,200,000,000

Public offering price
100.00

Price paid if other than public
offering price N/A


Underwriting spread or commission
0.75%






Rating
B1/BB-
Current yield
7.00%

Benchmark vs Spread
(basis points)239 bp


Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds


DWS Balanced Fund
Chicago
545,000
 $545,000
0.05%

DWS Balanced VIP
Chicago
175,000
 $175,000
0.01%


DWS High Income Fund
Chicago
6,910,000
 $6,910,000
0.58%



DWS High Income Trust
Chicago
815,000
 $815,000
0.07%

DWS High Income VIP
Chicago
1,045,000
$1,045,000
0.09%







DWS Multi Market Income Trust
Chicago
420,000
$420,000
0.04%

DWS Strategic Income Fund
Chicago
445,000
$445,000
0.04%


DWS Strategic Income Trust
Chicago
100,000
$100,000
0.01%

DWS Strategic Income VIP
Chicago
110,000
$110,000
0.01%


New York Funds


DWS Bond VIP
New
York
57,000
$57,000
0.00%


DWS Core Plus Income Fund
New
York
177,000
$177,000
0.01%


DWS High Income Plus Fund
New York
1,360,000
$1,360,000
0.11%



DWS Short Duration Plus Fund
New York
75,000
$75,000
0.01%

Total

12,234,000
$12,234,000
1.02%

The Security and Fund Performance
is calculated based on
information provided by
State Street Bank.

*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the
quarter-end date is listed.




Security Information

Security Purchased

CUSIP
53956RAA1
Issuer
LOCAL TV FINANCE
Underwriters
DBSI, UBS
Years of continuous operation,
including predecessors
> 3 years

 Security
LOCAL 9.25% 6/15/2015
Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer
from which purchased
UBS


Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/2/2007

Total amount of offering sold
to QIBs
$190,000,000.00

Total amount of any concurrent
public offering
$Total
$190,000,000.00

Public offering price
100.00
Price paid if other than public
offering price
 N/A
Underwriting spread or
Commission 2.25%

Rating
Caa1/CCC+
Current yield
9.25%
Benchmark vs Spread (basis points)
463 bp

Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund


Chicago Funds

DWS Balanced Fund
Chicago
225,000
$ 225,000
0.12%


DWS Balanced VIP
Chicago
75,000
$75,000
0.04%


DWS High Income Fund
Chicago
2,890,000
$2,890,000
1.52%


DWS High Income Trust
Chicago
345,000
$345,000
0.18%


DWS High Income VIP
Chicago
445,000
$445,000
0.23%


DWS Multi Market Income Trust
Chicago
175,000
$175,000
0.09%


DWS Strategic Income Fund
Chicago
185,000
$185,000
0.10%


 DWS Strategic Income Trust
Chicago
40,000
$40,000
0.02%


DWS Strategic Income VIP
Chicago
50,000
$50,000
0.03%


New York Funds

DWS High Income Plus Fund
New York 570,000
 $ 570,000
0.30%

Total

5,000,000
$5,000,000
2.63%




^The Security and Fund Performance
iscalculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
 of a security, the final sale date
 is listed. If a Fund still held the
 security as of the quarter-end, the
 quarter-end date is listed.



Security Information

Security Purchased

CUSIP
984121BS1
Issuer
XEROX CORP

Underwriters
Citigroup, JP Morgan, Merrill Lynch,
BoA, Barclays, BNP Paribas, DBSI,
HSBC, UBS, Bear Stearns, Lehman
Brothers, Mizuho


Securities

Years of continuous operation,
including predecessors
> 3 years

Security
XRX 5.5% 5/15/2012

Is the affiliate a manager
or co-manager of offering?
Co-Lead Manager


Name of underwriter or dealer
from which
purchased
Citigroup

Firm commitment underwriting?
Yes






Trade date/Date of Offering
5/14/2007

Total amount of offering sold
to QIBs
 $1,100,000,000


Total amount of any concurrent
 public offering
 $-Total
 $1,100,000,000

Public offering price
99.61
Price paid if other than
public offering price
 N/A

Underwriting spread or commission
0.60%
Rating
Baa3/BBB-

Current yield
5.52%

Benchmark vs Spread (basis points)
98 bp


Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds
DWS Balanced Fund
Chicago
1,142,000
 $1,142,000
0.10%







DWS Balanced VIP
Chicago
381,000
$381,000
0.03%


Total

1,523,000
$1,523,000
0.13%


^The Security and Fund Performance
 is calculated based on
 information provided by
 State Street Bank.

*If a Fund executed multiple
 sales of a security, the final
 sale date is listed. If a Fund
 still held the security as of
 the quarter-end, the
 quarter-end date is listed.



Security Information

Security Purchased
CUSIP
34460XAA7
Issuer
FONTAINEBLEAU LAS VEGAS

Underwriters
BoA, Barclays, DBSI,
Merrill Lynch, Daiwa
Securities, Greenwich
Capital Markets, JP
Morgan






Years of continuous operation,
including predecessors
> 3 years
Security
FBLEAU 10.25% 6/15/2015






Is the affiliate a manager
or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer
from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/24/2007
Total amount of offering
sold to QIBs
 $675,000,000


Total amount of any
concurrent public
offering
 $- Total
 $675,000,000


Public offering price
100.00

Price paid if other than
public offering price
 N/A

Underwriting spread or commission
2.50%
Rating
Caa1/CCC+
Current yield
10.25%
Benchmark vs Spread (basis points)
538 bp

Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund







Chicago Funds

DWS Balanced Fund
Chicago
245,000
$245,000
0.02%


DWS Balanced VIP
Chicago
80,000
$80,000
0.01%


DWS High Income Fund
Chicago
3,155,000
$3,155,000
0.26%

DWS High Income Trust
Chicago
375,000
$375,000
0.03%


DWS High Income VIP
Chicago
480,000
$480,000
0.04%



DWS Multi Market Income Trust
Chicago
225,000
$225,000
0.02%



DWS Strategic Income Fund
Chicago
205,000
$205,000
0.02%







DWS Strategic Income Trust
Chicago
60,000
$000
0.01%


DWS Strategic Income VIP
Chicago
55,000
$55,000
0.00%


New York Funds
DWS High Income Plus Fund
New York
620,000
$620,000
0.05%

Total

5,500,000
$5,500,000
0.46%


^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.

*If a Fund executed multiple
sales of a security, the
final sale date is listed.
If a Fund still held the
security as of the quarter-end,
the quarter-end date is listed.















Security Information
Security Purchased
CUSIP
552078AY3
Issuer
LYONDELL CHEMICAL

Underwriters
BoA, Citigroup, DBSI,
JP Morgan, Bank of
NY, Credit Suisse,
HVB Capital Markets,
Morgan Stanley, Natexis
Banque, Robert W
Baird, SG Americas Securities,
UBS, Wachovia

Years of continuous
operation, including
predecessors
> 3 years

Security
LYO 6.875% 6/15/2017

Is the affiliate a manager
or co-manager of offering?
Joint Lead Manager

Name of underwriter or
dealer from which
purchased Citigroup


Firm commitment underwriting?
Yes
Trade date/Date of Offering
5/30/2007
Total amount of offering sold
to QIBs
$510,000,000

Total amount of any
concurrent public
offering
 $ -  Total
 $510,000,000

Public offering price
100.00
Price paid if other than
public offering price
 N/A






Underwriting spread or commission
1.50%
Rating
B1/B+
Current yield
6.88%
Benchmark vs Spread (basis points)
201 bp

Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
900,000
$900,000
0.08%


DWS Balanced VIP
Chicago
290,000
$ 290,000
0.02%

DWS High Income Fund
Chicago
11,485,000
$11,485,000
0.96%


DWS High Income Trust
Chicago
1,365,000
 $1,365,000
0.11%

DWS High Income VIP
Chicago
1,750,000
 $1,750,000
0.15%



DWS Multi Market Income Trust
Chicago
805,000
 $805,000
0.07%


 DWS Strategic Income Fund
Chicago
740,000
 $740,000
0.06%

DWS Strategic Income Trust
Chicago
215,000
 $215,000
0.02%

DWS Strategic Income VIP
Chicago
190,000
 $190,000
0.02%


New York Funds

DWS High Income Plus Fund
New
York
2,260,000
 $2,260,000
0.19%

Total

20,000,000
 $20,000,000
1.67%

^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.

*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end,
the quarter-end date is listed.






Security Information

Security Purchased

CUSIP
226566AD9
Issuer
CRICKET COMMUNICATIONS
Underwriters
Citigroup, DBSI, Goldman Sachs
Years of continuous operation,
including predecessors
> 3 years

Security
LEAP 9.375% 11/1/2014

Is the affiliate a manager
or co-manager of offering?
Joint Lead Manager

Name of underwriter or
dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/1/2007

Total amount of offering
sold to QIBs
 $350,000,000

Total amount of any concurrent
public offering
 $- Total
 $350,000,000

Public offering price
106.00
Price paid if other than public
offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Caa1/CCC

Current yield
8.84%



Benchmark vs Spread (basis points)
304 bp

Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
680,000
 $680,000
0.06%


DWS Balanced VIP
Chicago
220,000
 $ 220,000
0.02%

DWS High Income Fund
Chicago
8,610,000
 $8,610,000
0.72%

DWS High Income Trust
Chicago
1,020,000
 $1,020,000
0.09%


DWS High Income VIP
Chicago
1,310,000
 $                  1,310,000
0.11%

DWS Multi Market Income Trust
Chicago
620,000
 $620,000
0.05%







DWS Strategic Income Fund
Chicago
555,000
 $ 555,000
0.05%
DWS Strategic Income Trust
Chicago
160,000
 $ 160,000
0.01%


DWS Strategic Income VIP
Chicago
140,000
 $140,000
0.01%

 New York Funds

 DWS High Income Plus Fund
New York
1,685,000
 $1,685,000
0.14%

Total

15,000,000
 $ 15,000,000
1.25%


^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.

*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.












Security Information
Security Purchased
CUSIP
98385X106
Issuer
XTO ENERGY
Underwriters
Goldman Sachs, Lehman Brothers,
Morgan Stanley, AG Edwards,
BoA, BMO Capital Markets,
Citigroup, Credit Suisse, DBSI,
Friedman Billings Ramsey, Howard
Weil, Jefferies & Co, JP Morgan,
Pickering Energy Partners, Simmons
 & Co, SunTrust Robinson
Humphrey, UBS, Wachovia

Years of continuous operation,
including
predecessors
> 3 years

Ticker
XTO US

Is the affiliate a manager
or co-manager of
offering?
Co-Manager

Name of underwriter or dealer
from which
purchased
Lehman Brothers

Firm commitment underwriting?
Yes
Trade date/Date of Offering
6/4/2007

Total dollar amount of offering
sold to QIBs
 $907,500,000

Total dollar amount of any
concurrent public
offering $Total
 $907,500,000

Public offering price
 $60.50




Price paid if other than public
offering price N/A

Underwriting spread or commission
 $ 1.97
Rating
N/A
Current yield
N/A
Fund Specific Information
Board
Total Share
Amount
Purchased
$ Amount of Purchase
% of
Offering Purchased
by the Fund


Chicago Funds

DWS Balanced Fund
Chicago
12,900
 $1,290,000
0.11%

DWS Balanced VIP
Chicago
4,200
 $420,000
0.04%


New York Funds
DWS Global Commodities Stock
Fund New York

15,400
 $1,540,000
0.13%







DWS Commodity Securities
Fund New Yor
6,200
 $620,000
0.05%







DWS Capital Growth Fund
New York
 46,400
 $4,640,000
0.39%


DWS Capital Growth VIP
New
York
29,000
 $2,900,000
0.24%


Total

114,100
 $ 11,410,000
0.95%

^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.



*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.




Security Information

Security Purchased
CUSIP
75952BAP0

Issuer
RELIANT ENERGY

Underwriters
DBSI, Goldman Sachs,
JP Morgan, Merrill
Lynch, ABN Amro, Bear
Stearns






Years of continuous operation,
including predecessors
> 3 years


Security
RRI 7.875% 6/15/2017

Is the affiliate a manager
or co-manager of offering?
Joint Lead Manager

Name of underwriter or
dealer from which
purchasedGoldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/6/2007

Total amount of offering sold
to QIBs
 $ 725,000,000

Total amount of any concurrent public
offering
 $ Total
 $ 725,000,000

Public offering price
100.00

Price paid if other than public
offering price
 N/A
Underwriting spread or commission
1.75%
Rating
B3/B-
Current yield
7.83%
Benchmark vs Spread (basis points)
292 bp


Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the Fund
Chicago Funds

DWS Balanced Fund
Chicago
440,000
 $ 440,000
0.04%

DWS Balanced VIP
Chicago
145,000
 $145,000
0.01%
DWS High Income Fund
Chicago
5,700,000
 $5,700,000
0.48%


DWS High Income Trust
Chicago
675,000
 $ 675,000
0.06%


DWS High Income VIP
Chicago
870,000
 $ 870,000
0.07%

DWS Multi Market Income Trust
Chicago
415,000
 $ 415,000
0.03%
DWS Strategic Income Fund
Chicago
370,000
 $ 370,000
0.03%

DWS Strategic Income Trust
Chicago
105,000
 $ 105,000
0.01%

DWS Strategic Income VIP
Chicago
95,000
 $ 95,000
0.01%



New York Funds

DWS High Income Plus Fund
New
York
1,125,000
 $1,125,000
0.09%


DWS Short Duration Plus Fund
New
York
60,000
 $60,000
0.01%

Total

10,000,000
 $ 10,000,000
0.83%

^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.

*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information
Security Purchased
CUSIP
800907AL1
Issuer
SANMINA-SCI CORP
Underwriters
BoA, Citigroup, DBSI,
Keybanc Capital
Markets, Scotia Capital,
Suntrust Capital
Markets, Wells Fargo
Years of continuous operation,
including predecessors
> 3 years
Security
SANM FRN 6/15/2010






Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer
from which purchased BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/7/2007
Total amount of offering sold
to QIBs
 $  300,000,000


Total amount of any concurrent
public offering
 $Total $300,000,000

 Public offering price
100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
2.00%
Rating
Ba3/B+
Current yield
8.11%
Benchmark vs Spread (basis points)
275 bp



Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund







Chicago Funds
DWS Balanced Fund
Chicago
185,000
 $ 185,000
0.02%

DWS Balanced VIP
Chicago
60,000
 $60,000
0.01%

DWS High Income Fund
Chicago
2,380,000
 $2,380,000
0.20%

DWS High Income Trust
Chicago
285,000
 $  285,000
0.02%

DWS High Income VIP
Chicago
360,000
 $  360,000
0.03%

DWS Multi Market Income Trust
Chicago
175,000
 $175,000
0.01%

DWS Strategic Income Fund
Chicago
155,000
 $ 155,000
0.01%

DWS Strategic Income Trust
Chicago
45,000
 $  45,000
0.00%

DWS Strategic Income VIP
Chicago
40,000
 $ 40,000
0.00%



New York Funds
DWS High Income Plus Fund
New
York
470,000
 $  470,000
0.04%

DWS Short Duration Plus Fund
New
York
20,000
 $20,000
0.00%


Total

4,175,000
 $4,175,000
0.35%

^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.

*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.





Security Information

Security Purchased
CUSIP
67105EAA0
Issuer
OUTBACK STEAKHOUSE INC
Underwriters
BoA, DBSI, ABN Amro, GE Capital
Markets, Rabo Securities USA,
SunTrust Robinson
Humphrey, Wells Fargo



Years of continuous operation, including predecessors
> 3 years

Security
OSI 10% 6/15/201
Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer
from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/8/2007

Total amount of offering sold
 to QIBs
 $  550,000,000

 Total amount of any concurrent public
offering
 $ Total
 $ 550,000,000

Public offering price
100.00

Price paid if other than public
offering price
 N/A
Underwriting spread or commission
2.25%
Rating
Caa1/CCC+
Current yield
10.00%

Benchmark vs Spread (basis points)
488 bp

Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund

 Chicago Funds
 DWS Balanced Fund
Chicago
455,000
 $  455,000
0.04%







DWS Balanced VIP
Chicago
145,000
 $  145,000
0.01%


DWS High Income Fund
Chicago
5,735,000
 $5,735,000
0.48%


DWS High Income Trust
Chicago
680,000
 $680,000
0.06%

 DWS High Income VIP
Chicago
870,000
 $   870,000
0.07%

DWS Multi Market Income Trust
Chicago
415,000
 $415,000
0.03%

DWS Strategic Income Fund
Chicago
370,000
 $  370,000
0.03%

DWS Strategic Income Trust
Chicago
105,000
 $ 105,000
0.01%
DWS Strategic Income VIP
Chicago
95,000
 $  95,000
0.01%



New York Funds

DWS High Income Plus Fund
New
York
1,130,000
 $ 1,130,000
0.09%
Total

10,000,000
 $ 10,000,000
0.83%

^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.

*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end,
the quarter-end date is listed.


Security Information
Security Purchased
CUSIP
18889LAA9Issuer
CLONDALKIN ACQUISITION
Underwriters
DBSI, Lehman Brothers
Years of continuous operation,
including
predecessors
> 3 years

Security
CLONDA 6.15% 12/15/2013

Is the affiliate a manager
or co-manager of
offering?
Joint Lead Manager

Name of underwriter or dealer
from which
purchased
Lehman Brothers
Firm commitment underwriting?
Yes






Trade date/Date of Offering
6/12/2007
Total amount of offering sold
to QIBs
 $ 399,314,775
Total amount of any concurrent
public $Total
 $399,314,775

Public offering price
100.00
Price paid if other than public
offering price
 N/A

Underwriting spread or commission
2.25%
Rating
Ba3/B+
Current yield
6.15%
Benchmark vs Spread (basis points)
200 bp

Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds
DWS Balanced Fund
Chicago
66,552
 $ 66,552
0.01%


DWS Balanced VIP
Chicago
66,552
 $     66,552
0.01%


DWS High Income Fund
Chicago
638,904
$ 638,904
0.05%

DWS High Income Trust
Chicago
73,208
 $ 73,208
0.01%


DWS High Income VIP
Chicago
99,829
 $ 99,829
0.01%


DWS Multi Market Income Trust
Chicago
66,552
 $  66,552
0.01%

 DWS Strategic Income Fund
Chicago
66,552
 $     66,552
0.01%

DWS Strategic Income Trust
Chicago
66,552
 $ 66,552
0.01%

DWS Strategic Income VIP
Chicago
66,552
 $     66,552
0.01%

New York Funds

DWS High Income Plus Fund
New
York
119,794
 $ 119,794
0.01%

Total

1,331,049
 $   1,331,049
0.11%


^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.



Security Information
Security Purchased
CUSIP
18889LAC5
Issuer
CLONDALKIN ACQUISITION
Underwriters
DBSI, Lehman Brothers
Years of continuous operation,
including
predecessors
> 3 years
Security
CLONDA 7.36% 12/15/2013
Is the affiliate a manager
or co-manager of
offering?
Joint Lead Manager
Name of underwriter or
dealer from which
purchased
Lehman Brothers

Firm commitment underwriting?
Yes
Trade date/Date of Offering
6/12/2007
Total amount of offering sold
to QIBs
 $ 150,000,000

 Total amount of any concurrent
public
offering
 $ Total
 $ 150,000,000

 Public offering price
100.00

 Price paid if other than public
offering price
 N/A


Underwriting spread or commission
2.25%

Rating
Ba3/B+
Current yield
7.36%
Benchmark vs Spread (basis points)
200 bp



Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds

DWS Balanced Fund
Chicago
85,000
 $85,000
0.01%


 DWS Balanced VIP
Chicago
75,000
 $ 75,000
0.01%

DWS High Income Fund
Chicago
1,045,000
 $  1,045,000
0.09%

DWS High Income Trust
Chicago
125,000
 $   125,000
0.01%


DWS High Income VIP
Chicago
160,000
 $ 160,000
0.01%







DWS Multi Market Income Trust
Chicago
80,000
 $ 80,000
0.01%


DWS Strategic Income Fund
Chicago
75,000
 $ 75,000
0.01%


DWS Strategic Income Trust
Chicago
75,000
 $75,000
0.01%


DWS Strategic Income VIP
Chicago
75,000
 $75,000
0.01%


 New York Funds
DWS High Income Plus Fund
New
York
205,000
 $     205,000
0.02%

Total

2,000,000
 $ 2,000,000
0.17%

^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
Where security performance is 0.00%,
the purchase price is the same as
the sale price (or, if the security
was not sold, the price at
quarter-end).
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-end,
the quarter-end date is listed.

Security Information
Security Purchased
CUSIP
928563402
Issuer
VMWARE INC
Underwriters
Citigroup, Credit Suisse,
DBSI, JP Morgan,
Lehman Brothers, Merrill Lynch,
AG Edwards, BoA, Bear Stearns,
HSBC, UBS,
Wachovia

Years of continuous operation,
including
predecessors
> 3 years
Ticker
VMW US

Is the affiliate a manager
or co-manager of
offering?
Joint Lead Manager

Name of underwriter or
dealer from which
purchased
JP Morgan
Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/13/2007

Total dollar amount of offering
sold to QIBs
 $       957,000,000

Total dollar amount of any concurrent
 public offering
 $  Total
 $    957,000,000

 Public offering price
 $  29.00

 Price paid if other than public
offering price
 N/A






Underwriting spread or commission
$1.60
 Rating
N/A
Current yield
N/A

Fund Specific Information
Board
Total Share
Amount
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds

DWS Balanced Fund
Chicago
38,700
 $    3,870,000
0.32%

DWS Balanced VIP
Chicago
12,500
 $ 1,250,000
0.10%

DWS Mid Cap Growth VIP
Chicago
4,200
 $   420,000
0.04%


DWS Technology Fund
Chicago
77,000
 $ 7,700,000
0.64%


DWS Technology VIP
Chicago
12,100
 $  1,210,000
0.10%


New York Funds

DWS Capital Growth Fund
New
York
 137,400
 $  13,740,000
1.15%

DWS Capital Growth VIP
New
York
 84,300
 $    8,430,000
0.70%


DWS Large Company Growth
Fund
New
York
23,300
 $     2,330,000
0.19%

DWS Mid Cap Growth Fund
New
York
 94,400
 $  9,440,000
0.79%

Total

483,900
 $ 48,390,000
4.03%

^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.

*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.











Security Information
Security Purchased

CUSIP
74955WAJ8

Issuer
RH DONNELLEY CORP
Underwriters
JP Morgan, BoA, Bear Stearns,
Credit Suisse, DBSI, Wachovia,
Barclays, BNP Paribas, GE
Capital Markets, ING Financial,
 RBS Greenwich Capital,
Scotia Capital

Years of continuous operation,
including predecessors
> 3 years
Security
RHD 8.875% 10/15/2017
Is the affiliate a manager or
co-manager of
offering?
Senior Co-Manager
Name of underwriter or
dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/19/2007


Total amount of offering sold
to QIBs
1,500,000,000

Total amount of any concurrent
public offering
0
Total
1,500,000,000

Public offering price
100.00

Price paid if other than public
offering price
 N/A



Underwriting spread or commission
1.75%
Rating
B3/B
Current yield
8.88%
Benchmark vs Spread (basis points)
436 bp



Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
240,000
 $    240,000
0.02%


DWS Balanced VIP
Chicago
75,000
 $       75,000
0.01%



DWS High Income Fund
Chicago
2,880,000
 $       2,880,000
0.24%







DWS High Income Trust
Chicago
335,000
 $                    335,000
0.03%




DWS High Income VIP
Chicago
400,000
 $                    400,000
0.03%


DWS Multi Market Income Trust
Chicago
200,000
 $                    200,000
0.02%



DWS Strategic Income Fund
Chicago
200,000
 $                    200,000
0.02%


DWS Strategic Income Trust
Chicago
55,000
 $                      55,000
0.00%

 DWS Strategic Income VIP
Chicago
50,000
 $                      50,000
0.00%


New York Funds




DWS Bond VIP
New
York
30,000
 $                      30,000
0.00%







DWS Core Fixed Income Fund
New
York
86,000
 $                      86,000
0.01%



DWS High Income Plus Fund
New
York
565,000
 $                    565,000
0.05%



Total

5,116,000
 $                  5,116,000
0.43%



^The Security and Fund Performance is
calculated based on information provided by State Street Bank.






*If a Fund executed multiple sales
of a security, the final sale date
 is listed. If a Fund still held the
 security as of the quarter-end, the
quarter-end date is listed.



Security Information



Security Purchased



CUSIP
902133AC1

Isuer
TYCO ELECTRONICS GROUP

Underwriters
BoA, Citigroup, DBSI,
Goldman Sachs,
Morgan Stanley, UBS, Barclays,
BNP Paribas,
JP Morgan



Years of continuous operation, including predecessors
> 3 years


Security
TEL 6.55% 10/1/2017



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

or dealer from which
purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/20/2007


Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public
offering
0

Total
750,000,000




Public offering price
99.67




Price paid if other than public
offering price
 N/A



Underwriting spread or commission
0.60%

Rating
Baa2/BBB

Current yield
6.57%


Benchmark vs Spread (basis points)
190 bp


Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund


Chicago Funds


DWS Balanced Fund
Chicago
1,500,000
 $                  1,500,000
0.13%




DWS Balanced VIP
Chicago
500,000
 $                    500,000
0.04%


Total

2,000,000
 $                  2,000,000
0.17%

^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.



*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
 quarter-end date is listed.




Security Information


Security Purchased
 CUSIP
902133AB3


Issuer
TYCO ELECTRONICS GROUP


Underwriters
BoA, Citigroup, DBSI, Goldman
 Sachs, Morgan Stanley, UBS, Barclays,
BNP Paribas,
JP Morgan



Years of continuous operation, including predecessors
> 3 years


Security
TEL 7.125% 10/1/2037



Is the affiliate a manager or
co-manager of
offering?
Joint Lead Manager


Name of underwriter or dealer
from which
purchased
Goldman Sachs



Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/20/2007

Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public
offering
0


Total
500,000,000

 Public offering price
99.54


Price paid if other than public
offering price
 N/A



Underwriting spread or commission
0.60%


Rating
Baa2/BBB


Current yield
7.16%


Benchmark vs Spread (basis points)
220 bp



Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the Fund


 Chicago Funds




DWS Balanced Fund
Chicago
1,500,000
 $                  1,500,000
0.13%



DWS Balanced VIP
Chicago
500,000
 $                    500,000
0.04%





Total

2,000,000
 $                  2,000,000
0.17%


^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end,
the quarter-end date is listed.



Security Information


Security Purchased


CUSIP
30161MAE3
Issuer
EXELON GENERATION CO



Underwriters
Barclays, Citigroup, JP Morgan,
BNP Paribas, Cabrera Capital Markets,
DBSI, Goldman Sachs, Loop Capital Markets,
 Scotia Capital,
UBS

Years of continuous operation, including
Predecessors

> 3 years


Security
EXC 6.2% 10/1/2017

Is the affiliate a manager or
co-manager of
offering?
Co-Manager



Name of underwriter or dealer
from which
purchased Citigroup


Firm commitment underwriting?
Yes



Trade date/Date of Offering
9/25/2007


Total amount of offering sold
to QIBs
700,000,000


Total amount of any concurrent
public offering
0


Total
700,000,000

 Public offering price
99.76




Price paid if other than public
offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A3/BBB+

Current yield
6.22%

Benchmark vs Spread (basis points)
165 bp



Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund




Chicago Funds


DWS Balanced Fund
Chicago
2,250,000
 $                  2,250,000
0.19%
 DWS Balanced VIP
Chicago
750,000
 $                    750,000
0.06%


New York Funds







DWS Bond VIP
New
York
590,000
 $                    590,000
0.05%

 Total

3,590,000
 $                  3,590,000
0.30%


^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.




Security Information

Security Purchased
Comparison Security
Comparison Security

CUSIP
26882PBB7


Issuer
ERAC USA FINANCE COMPANY

 Underwriters
BoA, DBSI, JP Morgan, BNP Paribas, HSBC,
Mitsubishi UFJ Securities, RBC Capital
Markets, RBS Greenwich Capital, Wells
Fargo

Years of continuous operation,
including
predecessors
> 3 years

Security
ENTERP 6.375% 10/15/2017

Is the affiliate a manager or
co-manager of
offering?
Joint Lead Manager
Name of underwriter or dealer
from which
purchased
JP Morgan

Firm commitment underwriting?
Yes
Trade date/Date of Offering
10/10/2007

 Total amount of offering sold to QIBs
1,000,000,000
 Total amount of any concurrent public
offering
0

Total
1,000,000,000
Public offering price
99.83
Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%

 Rating
Baa2/BBB


Current yield
6.39%
 Benchmark vs Spread (basis points)
175 bp


Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*




Chicago Funds


DWS Balanced Fund
Chicago
1,500,000
 $                  1,500,000
0.13%

DWS Balanced VIP
Chicago
500,000
 $                    500,000
0.04%


Total

2,000,000
 $                  2,000,000
0.17%


^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.

*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end,
the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security

CUSIP
319963AN4

Issuer
FIRST DATA CORP

Underwriters
Citigroup, Credit Suisse, DBSI,
Goldman Sachs, HSBC, Lehman Brothers,
Merrill
Lynch

Years of continuous operation, including predecessors
> 3 years





Security
FDC 9.875% 9/24/2015

Is the affiliate a manager or
co-manager of
offering?
Joint Lead Manager

Name of underwriter or dealer
from which
purchased
Citigroup


Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/16/2007


Total amount of offering sold
to QIBs
2,200,000,000


Total amount of any
concurrent public
offering
0


Total
2,200,000,000


Public offering price
94.80

Price paid if other than
public offering price
 N/A


Rating
B3/B-

Current yield
10.42%


Benchmark vs Spread (basis points)
623 bp





Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*




Chicago Funds


DWS Balanced Fund
Chicago
1,635,000
 $                  1,635,000
0.14%

DWS Strategic Income Fund
Chicago
1,385,000
 $                  1,385,000
0.12%



New York Funds

 DWS High Income Plus Fund
New
York
3,940,000
 $                  3,940,000
0.33%


Total

6,960,000
 $                  6,960,000
0.58%






^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end,
the quarter-end date is listed.






Security Information

Security Purchased
Comparison Security
Comparison Security

CUSIP
67090FAC0

Issuer
NUVEEN INVESTMENTS INC

Underwriters
DBSI, Merrill Lynch, Morgan
Stanley,
Wachovia


Years of continuous operation,
including
predecessors
> 3 years


Security
NUVINV 10.5% 11/15/2015


Is the affiliate a manager or
co-manager of
offering?
Joint Lead Manager






Name of underwriter or dealer
from which
purchased
Merrill Lynch

Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/31/2007

Total amount of offering sold
to QIBs
785,000,000

Total amount of any concurrent
 public offering
0


Total
785,000,000
Public offering price
100.00

Price paid if other than public
offering price
 N/A



Rating
B3/B-


Current yield
10.50%

Benchmark vs Spread (basis points)
620 bp


Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*

Chicago Funds



DWS Balanced Fund
Chicago
470,000
 $                    470,000
0.04%

DWS Strategic Income Fund
Chicago
400,000
 $                    400,000
0.03%


New York Funds



DWS High Income Plus Fund
New
York
1,120,000
 $                  1,120,000
0.09%


 Total

1,990,000
 $                  1,990,000
0.17%




^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.